SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  December 5, 2003

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100
(6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

     On December 5, 2003, Sierra Pacific Resources announced that Richard K. Atkinson, vice president and chief financial officer, has resigned, effective December 12, 2003, to accept a CFO position with a non-utility company in the state of Oregon. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not required

(b)	Pro forma financial information.

Not required

(c)	Exhibit.

99.1 Press Release issued December 5, 2003

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: December 5, 2003	By:	/s/ John E. Brown John E. Brown Vice President, Controller

Nevada Power Company (Registrant)

Date: December 5, 2003	By:	/s/ John E. Brown John E. Brown Vice President, Controller

Sierra Pacific Power Company (Registrant)

Date: December 5, 2003	By:	/s/ John E. Brown John E. Brown Vice President, Controller

Exhibit Index

99.1 — Press Release issued December 5, 2003.

4